Fees Summary	Nov. 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 11,959,703.91
Previously Paid Amount	0.00
Total Fee Amount	1,651.64
Total Offset Amount	0.00
Net Fee	$ 1,651.64